UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2014

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio
(Address of Principal Executive Offices)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment of Material Compensatory Plan

On May 6, 2014, at the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of M/I Homes, Inc. (the “Company”), the shareholders of the Company approved an amendment (the “Amendment”) to the M/I Homes, Inc. 2009 Long-Term Incentive Plan (the “2009 LTIP”) to (1) increase the maximum aggregate number of common shares, par value $.01 per share, of the Company (the “Common Shares”) available for grant under the 2009 LTIP by 1,000,000 Common Shares and (2) increase the number of Common Shares that may be awarded under the 2009 LTIP in the form of Full Value Awards (i.e., an award that is settled in Common Shares, other than stock options or stock appreciation rights) without any minimum vesting requirements from 70,000 Common Shares to 260,000 Common Shares. The Board of Directors of the Company had previously adopted the Amendment to the 2009 LTIP on February 18, 2014, subject to shareholder approval.

A description of the 2009 LTIP (as amended effective May 6, 2014) was included in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders (the “Proxy Statement”) under the caption “PROPOSAL NO. 4 - APPROVAL OF AMENDMENT TO THE M/I HOMES, INC. 2009 LONG-TERM INCENTIVE PLAN,” which description is incorporated herein by reference. The descriptions of the 2009 LTIP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2009 LTIP (as amended effective May 6, 2014), which is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

Item 5.07 Submission of Matters to Vote of Security Holders.

The results of the matters voted on by shareholders at the Annual Meeting were as follows:

1)
The following individuals were elected as directors of the Company to serve until the Company’s 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal:

Nominee	Votes for	Votes Withheld	Non-Votes
Joseph A. Alutto, Ph.D.	20,206,744	1,793,273	1,500,203
Phillip G. Creek	16,252,353	5,747,664	1,500,203
Norman L. Traeger	21,750,336	249,681	1,500,203

2)	The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Non-Votes
20,602,085	1,267,922	130,010	1,500,203

3)	The shareholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of common shares that the company is authorized to issue.

Votes For	Votes Against	Votes Abstained
22,296,498	970,176	233,545

4)
The shareholders approved an amendment to the M/I Homes, Inc. 2009 Long-Term Incentive Plan to (1) increase the number of common shares available for issuance under the plan and (2) increase the number of common shares that may be granted under the plan in the form of full value awards without minimum vesting requirements.

Votes For	Votes Against	Votes Abstained	Non-Votes
21,421,563	480,163	98,290	1,500,203

5)	The shareholders reapproved the material terms of the performance goals under the M/I Homes, Inc. 2009 Annual Incentive Plan.

Votes For	Votes Against	Votes Abstained	Non-Votes
21,460,324	441,838	97,854	1,500,203

6)	The shareholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

Votes For	Votes Against	Votes Abstained
23,057,088	394,624	48,507

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1
M/I Homes, Inc. 2009 Long-Term Incentive Plan (as amended effective May 6, 2014) (incorporated herein by reference to Appendix A to M/I Homes, Inc.’s proxy statement on Schedule 14A relating to the 2014 Annual Meeting of Shareholders of M/I Homes, Inc., filed on April 2, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2014

M/I Homes, Inc.

By:	/s/Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President, Controller
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1
M/I Homes, Inc. 2009 Long-Term Incentive Plan (as amended effective May 6, 2014) (incorporated herein by reference to Appendix A to M/I Homes, Inc.’s proxy statement on Schedule 14A relating to the 2014 Annual Meeting of Shareholders of M/I Homes, Inc., filed on April 2, 2014).